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                                EXHIBIT (10)(a)
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                        CONSENT OF INDEPENDENT AUDITORS
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                        Consent of Independent Auditors



We consent to the reference to our firm under the captions "Financial Statements" and "Independent Auditors" and to the use of our report dated February 23, 1996 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Pre-Effective Amendment No. 1 to Registration Statement (Form N-4 No. 333-7509) and related Prospectus of The Retirement Income Builder Variable Annuity.


Des Moines, Iowa
December 2, 1996